UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 13, 2026

Date of Report (Date of earliest event reported)

O-I GLASS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock,par value $.01 per share	OI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting was held on May 13, 2026. On the record date of March 18, 2026, there were 153,284,461 shares of the Company’s common stock outstanding. The following proposals were submitted to a vote of the share owners at the Annual Meeting, each of which is described in detail in the Proxy Statement:

Proposal 1 – Election of Directors:

Each of the nominees for the Company’s Board of Directors was elected to serve a one-year term by a vote of the share owners as follows:

	Aggregate Vote
Name	For	Against	Abstentions	Broker Non-Votes
Samuel R. Chapin	128,906,417	2,610,427	941,374	7,318,473
David V. Clark, II	126,867,269	4,640,360	950,589	7,318,473
Eugenio Garza y Garza	129,078,465	2,508,773	870,980	7,318,473
Gordon J. Hardie	128,766,168	3,022,450	669,600	7,318,473
John Humphrey	128,447,665	3,148,379	862,174	7,318,473
Iain J. Mackay	129,091,028	2,496,490	870,700	7,318,473
Hari N. Nair	126,550,406	4,971,027	936,785	7,318,473
Cheri Phyfer	128,680,137	2,452,673	1,325,408	7,318,473
Catherine I. Slater	128,340,633	3,264,494	853,091	7,318,473
Carol A. Williams	127,388,187	4,165,134	904,897	7,318,473

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm:

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by a vote of the share owners as follows:

Aggregate Vote
For	Against	Abstentions	Broker Non-Votes
132,246,776	6,638,464	891,451	0

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation:

The compensation of the Company’s named executive officers was approved by an advisory (non-binding) vote of the share owners as follows:

Aggregate Vote
For	Against	Abstentions	Broker Non-Votes
126,880,688	4,831,872	745,658	7,318,473

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O-I GLASS, INC.

Date: May 13, 2026	By:	/s/ John A. Haudrich
John A. Haudrich
Senior Vice President and Chief Financial Officer